UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 29, 2016
Date of Report (Date of earliest event reported)

__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

1-13948
(Commission File Number)

Delaware	62-1612879
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of June 29, 2016, Don Meltzer, Executive Vice President, Advanced Materials & Structures of Schweitzer-Mauduit International, Inc. (the “Company”) accepted a position at the Company as head of Strategy for Advanced Materials & Structures, effective July 5, 2016. On July 5, 2016, the Company announced the appointment of Daniel Lister as Mr. Meltzer’s successor as Executive Vice President, Advanced Materials & Structures, effective July 5, 2016.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated July 5, 2016, of Schweitzer-Mauduit International, Inc., announcing senior management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:/s/ Greerson McMullen
Greerson McMullen
General Counsel and Secretary

Dated: July 5, 2016

INDEX TO EXHIBITS

Exhibit No.                    Description
_________    _____________________________________________________________________

99.1	Press Release, dated July 5, 2016, of Schweitzer-Mauduit International, Inc., announcing senior management changes.

Dated: July 5, 2016